UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2012

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1351 S. Sunset Street, Longmont, CO 80501
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 845-3200
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On November 8, 2012, we announced earnings for the third quarter ended September 30, 2012 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Dot Hill Systems Corp. dated November 8, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

By:	/s/ Hanif I. Jamal
Hanif I. Jamal
Senior Vice President, Chief Financial Officer and Secretary
Date: November 8, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Dot Hill Systems Corp. dated November 8, 2012.

Exhibit 99.1
FOR IMMEDIATE RELEASE
Contact:
Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Peter Seltzberg
Hayden IR
Tel: 646-415-8972
Email: peter@haydenir.com

Dot Hill Reports Third Quarter 2012 Results

LONGMONT, Colo. -November 8, 2012 - Dot Hill Systems Corp. (NASDAQ:HILL), a leading provider of storage solutions, today announced financial results for the third quarter 2012.
Financial and Operational Highlights:

•	Third quarter 2012 non-GAAP net revenue and non-GAAP earnings per share within previously established guidance ranges;

•
Net revenue from Vertical Markets (Media and Entertainment, Telco Service Providers, Oil and Gas, Data Analytics and High Performance Computing) grew 50% on a third quarter year-to-date basis compared to the same period in 2011; and

•	AssuredSAN 4000 and Pro 5000 mid-range products launched.

“We are encouraged with the early response to our new Pro 5000 and 4000 series products,” stated Dana Kammersgard, president and CEO, Dot Hill Systems. “We have had very positive reviews in independent lab validations, and the performance and real-time tiering aspects of the Pro 5000 in particular is resonating very well with analysts, with resellers and especially with the end-user customers.”

“This is because the new normal with respect to storage requirements is a product that cost effectively and responsively handles the dynamically changing nature of the virtualized server workload,” Kammersgard stated. “Batch migration that takes 24 hours to promote hot data to a faster tier employing solid state drives is no longer good enough, and pure play solid state arrays are simply too expensive for most applications and customers.”
Third Quarter 2012 GAAP Financial Detail (without the effects of discontinued operations presentation):
The Company recognized GAAP net revenue of $48.2 million for the third quarter of 2012, compared to $48.1 million for the third quarter of 2011 and $47.8 million for the second quarter of 2012.
GAAP gross margin for the third quarter of 2012 was 25.3%, compared to 16.7% for the third quarter of 2011 and 22.9% for the second quarter of 2012.

GAAP operating expenses for the third quarter of 2012 were $15.1 million, as compared to $20.1 million for the third quarter of 2011 and $15.6 million in the second quarter of 2012.
GAAP net loss for the third quarter of 2012 was $3.0 million, or $(0.05) per share, as compared to a net loss of $12.2 million, or $(0.22) per share, for the third quarter of 2011, and net loss of $5.0 million, or $(0.09) per share, for the second quarter of 2012.
Third Quarter 2012 Non-GAAP Financial Detail:
The Company recognized non-GAAP net revenue of $48.2 million for the third quarter of 2012, compared to $47.8 million for the third quarter of 2011 and $47.7 million for the second quarter of 2012. Going forward, the Company intends to break out its revenue between Vertical Markets and Server OEMs. The Company reported that net revenue from Vertical Markets was $10.2 million in the third quarter of 2012, and grew 2% over the prior quarter and 6% from the third quarter of 2011, despite some softness in its channel business in Europe and the US. Net revenue from the Company's Server OEM business increased 1% to $36.5 million in the third quarter of 2012 compared to the second quarter of 2012, but declined 1% compared to the third quarter of 2011.
Non-GAAP gross margin for the third quarter of 2012 was 26.4%, compared to 28.7% for the third quarter of 2011 and 27.4% for the second quarter of 2012. The Company stated that the decline in non-GAAP gross margin percent was largely due to higher warranty related charges in the third quarter of 2012.
Non-GAAP operating expenses for the third quarter of 2012 were $14.2 million, as compared to $13.2 million for the third quarter of 2011 and $14.6 million in the second quarter of 2012.
Non-GAAP net loss for the third quarter of 2012 was $1.7 million, or $(0.03) per share, as compared to net income of $0.5 million, or $0.01 per share, for the third quarter of 2011, and net loss of $1.9 million, or $(0.03) per share, for the second quarter of 2012.
Balance Sheet:
The Company exited the third quarter of 2012 with cash and cash equivalents of $40.5 million compared to $45.7 million at September 30, 2011 and $40.5 million at June 30, 2012. As of September 30, 2012, the Company had borrowed $1.8 million from its previously established line of credit with Silicon Valley Bank.
Fourth Quarter 2012 Outlook:
Given the macro-economic environment, the Company is targeting fourth quarter 2012 non-GAAP net revenue in the range of $48 million to $53 million and a non-GAAP earnings per share in the range of $(0.03) per share to $0.02 per share.
“Given the tough economic climate, I am quite pleased with the traction in our Vertical Markets business, as well as the discipline we demonstrated in managing working capital and operating expenses during the third quarter,” said Hanif Jamal, chief financial officer, Dot Hill Systems.

Conference Call Information:
Dot Hill's fourth quarter 2012 financial results conference call is scheduled to take place on November 8, 2012 at 11:00 a.m. ET. The live audio webcast will be accessible at www.dothill.com in the Investor Relations section. For access via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast will be available on the Dot Hill web site following the conference call. For a telephone replay, please dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter Conference ID 48369027.
About Non-GAAP Financial Measures
In 2011 and/or 2012, the Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and their associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, contra-revenue charges from the extension of customer warrants, specific and significant warranty claims arising from a supplier's defective products, impacts associated with the AssuredUVS software business, which the Company has substantially closed down, and the effects of foreign currency gains or losses. The Company believes that these non-GAAP financial measures provide meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.
About Dot Hill
Delivering innovative technology and global support, Dot Hill empowers the OEM and channels community to bring unique storage solutions to market, quickly, easily and cost-effectively. Offering high performance and industry-leading uptime, Dot Hill's RAID technology is the foundation for best-in-class storage solutions offering enterprise-class security, availability and data protection. The Company's products are in use today by the world's leading service and equipment providers, common carriers and advanced technology and telecommunications companies, as well as government agencies and small and medium enterprise customers. Dot Hill solutions are certified to meet rigorous industry standards and military specifications, as well as RoHS and WEEE international environmental standards. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, Japan, United Kingdom, Singapore and the United States. For more information, visit us at http://www.dothill.com.

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding customer acceptance of Dot Hill's Pro 5000 and 4000 Series products and projected financial results for the fourth quarter of 2012. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the fourth quarter and full year of 2012 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in the Form 10-Q most recently filed with the Securities and Exchange Commission by Dot Hill. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.
HILL-F

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2011	2012	2012	2011	2012

Net revenue	$48,071	$47,768	$48,249	$150,424	$150,761
Cost of goods sold	40,029	36,813	36,025	117,085	112,408
Gross profit	8,042	10,955	12,224	33,339	38,353
Operating expenses:
Research and development	9,506	9,677	9,348	26,438	28,967
Sales and marketing	3,768	3,380	3,558	10,450	10,471
General and administrative	2,060	2,473	2,305	6,838	7,846
Restructuring charge (recoveries)	659	73	(130)	655	544
Goodwill impairment charge	4,140	—	—	4,140	—
Total operating expenses	20,133	15,603	15,081	48,521	47,828
Operating loss	(12,091)	(4,648)	(2,857)	(15,182)	(9,475)
Other income (expense):
Interest income (expense), net	(18)	(7)	4	(29)	4
Other income (expense), net	2	7	—	3	(11)
Total other income (expense), net	(16)	—	(4)	(26)	7
Loss before income taxes	(12,107)	(4,648)	(2,861)	(15,208)	(9,468)
Income tax expense	75	400	153	190	462
Net loss	$(12,182)	$(5,048)	$(3,014)	$(15,398)	$(9,930)

Net loss per basic and diluted share	$(0.22)	$(0.09)	$(0.05)	$(0.28)	$(0.17)

Shares used to compute net loss
per basic and diluted share	55,186	56,934	57,327	54,755	56,768

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value data)

	December 31,	September 30,
	2,011	2,012

Assets
Current assets:
Cash and cash equivalents	$46,168	$40,542
Accounts receivable, net	31,697	28,333
Inventories	5,251	5,407
Prepaid expenses and other assets	7,896	6,725
Total current assets	91,012	81,007
Property and equipment, net	4,972	6,182
Intangible assets, net	2,601	—
Other assets	294	399
Total assets	$98,879	$87,588

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$31,434	$27,196
Accrued compensation	5,049	3,184
Accrued expenses	10,860	9,073
Deferred revenue	883	1,263
Restructuring accrual	1,328	549
Current portion of long-term note payable	71	1,800
Total current liabilities	49,625	43,065
Other long-term liabilities	552	1,571
Total liabilities	50,177	44,636

Commitments and Contingencies
Stockholders' equity:
Preferred stock	—	—
Common stock	58	58
Additional paid-in capital	321,681	325,870
Accumulated other comprehensive loss	(3,662)	(3,671)
Accumulated deficit	(269,375)	(279,305)
Total stockholders' equity	48,702	42,952
Total liabilities and stockholders' equity	$98,879	$87,588

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended
	September 30,	June 30,	September 30,
	2011	2012	2012

Cash Flows From Operating Activities:
Net loss	$(12,182)	$(5,048)	$(3,014)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Depreciation and amortization	1,746	874	869
Provision for bad debt expense	203	25	(13)
Stock-based compensation expense	1,458	934	897
Loss on write-off of fixed assets	—	121	68
Loss on write-off of intangible assets	—	1,647	—
Goodwill and long-lived asset impairment charge	7,068	—	—
Changes in operating assets and liabilities, net of
effects of business acquisition:
Accounts receivable	5,759	8,051	(1,230)
Inventories	98	99	(751)
Prepaid expenses and other assets	(901)	8,444	(2,127)
Accounts payable	(4,611)	(13,705)	4,414
Accrued compensation and other expenses	545	(1,866)	503
Deferred revenue	(489)	698	(222)
Restructuring accrual	383	(600)	(590)
Other long-term liabilities	(107)	530	607
Net cash provided by (used in) operating activities	(1,030)	204	(589)

Cash Flows From Investing Activities:
Purchases of property and equipment	(501)	(1,098)	(1,489)
Net cash used in investing activities	(501)	(1,098)	(1,489)

Cash Flows From Financing Activities:
Principal payment of note and loan payable	(69)	—	—
Cash proceeds from borrowings on credit facility (current period)	—	—	1,800
Shares withheld for tax purposes	(1)	(132)	(10)
Common stock issued under stock plans	680	—	306
Net cash provided by (used in) financing activities	610	(132)	2,096

Effect of Exchange Rate Changes on Cash and Cash Equivalents	85	78	25
Net Increase (Decrease) in Cash and Cash Equivalents	(836)	(948)	43
Cash and Cash Equivalents, beginning of period	46,508	41,447	40,499
Cash and Cash Equivalents, end of period	$45,672	$40,499	$40,532

Supplemental Disclosures of Non-Cash Investing and
Financing Activities:
Capital assets acquired but not paid	$793	$811	$507

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2011	2012	2012	2011	2012

Net revenue, as reported	$48,071	$47,768	$48,249	$150,424	$150,761
Effect of ITC revenue	(266)	(59)	(26)	(1,618)	(232)
Non-GAAP net revenue	$47,805	$47,709	$48,223	$148,806	$150,529

Gross profit, as reported	$8,042	$10,955	$12,224	$33,339	$38,353
Effect of stock-based compensation	252	167	144	670	483
Effect of severance costs	10	—	60	13	66
Effect of gain from insurance recovery	(555)	—	—	(555)	—
Effect of power supply component failures	2,300	—	—	2,300	—
Effect of ITC revenue	(266)	(59)	(26)	(1,618)	(232)
Effect of ITC expenses	498	119	70	1,125	545
Effect of long-lived asset impairment	2,928	—	—	2,928	—
Effect of intangible asset impairment	—	1,647	—	—	1,647
Effect of intangible asset amortization	522	266	245	1,561	952
Non-GAAP gross profit	$13,731	$13,095	$12,717	$39,763	$41,814

Operating expenses, as reported	$20,133	$15,603	$15,081	$48,521	$47,828
Effect of currency gain (loss)	485	29	133	401	(214)
Effect of stock-based compensation	(1,206)	(767)	(753)	(3,325)	(2,490)
Effect of contingent consideration adjustment	—	5	—	—	5
Effect of ITC expenses	(1,378)	(182)	(301)	(4,196)	(1,439)
Effect of goodwill impairment	(4,140)	—	—	(4,140)	—
Effect of restructuring (charge) recoveries	(659)	(73)	130	(655)	(544)
Effect of legal fees related to power supply component failure	—	—	(40)	—	(40)
Effect of severance costs	(67)	—	(11)	(113)	(20)
Non-GAAP operating expenses	$13,168	$14,615	$14,239	$36,493	$43,086

Net loss, as reported	$(12,182)	$(5,048)	$(3,014)	$(15,398)	$(9,930)
Effect of currency (gain) loss	(485)	(29)	(133)	(401)	214
Effect of stock-based compensation	1,458	935	897	3,995	2,973
Effect of contingent consideration adjustment	—	(5)	—	—	(5)
Effect of restructuring charge (recoveries)	659	73	(130)	655	544
Effect of intangible asset amortization	522	266	245	1,561	952
Effect of gain from insurance recovery	(555)	—	—	(555)	—
Effect of power supply component failures	2,300	—	40	2,300	40
Effect of ITC expenses	1,876	301	370	5,321	1,983
Effect of ITC revenue	(266)	(59)	(26)	(1,618)	(232)
Effect of intangible impairment	—	1,647	—	—	1,647
Effect of long-lived asset impairment	2,928	—	—	2,928	—

Effect of goodwill impairment	4,140	—	—	4,140	—
Effect of severance costs	77	—	71	126	86
Non-GAAP net income (loss)	$472	$(1,919)	$(1,680)	$3,054	$(1,728)

Non-GAAP net income (loss) per share
Basic and diluted	$0.01	$(0.03)	$(0.03)	$0.05	$(0.03)
Weighted average shares used to calculate net income (loss) per share:
Basic	55,186	56,934	57,327	54,755	56,768
Diluted	55,702	56,934	57,327	55,829	56,768

Non-GAAP net income (loss)	$472	$(1,919)	$(1,680)	$3,054	$(1,728)
Interest expense less ITC	21	7	626	34	1,803
Income tax expense	75	400	153	190	462
Depreciation less ITC	1,082	632	12	1,986	26
Non-GAAP EBITDA	$1,650	$(880)	$(889)	$5,264	$563